UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 5, 2006
TIM HORTONS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32843	51-0370507

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

874 Sinclair Road, Oakville, ON, Canada		L6K 2Y1

(Address of principal executive offices)		(Zip Code)
(905) 845-6511
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On September 29, 2006, as part of the Company’s spin-off from Wendy’s International, Inc. (“Wendy’s”), Wendy’s transferred to a Canadian subsidiary of the Company, The TDL Group Corp., f/k/a The TDL Group Ltd. (“TDL”), all rights, obligations and assets of its Supplemental Retirement Plan (the “SERP”) covering certain officers of Wendy’s Canadian affiliate, Wendy’s Restaurants of Canada Inc. (“WROC”), and TDL. The SERP, which was originally adopted in 1999, provides supplemental retirement benefits to the Company’s executive officers.
In addition, on September 29, 2006, certain amendments to the SERP were approved. These amendments include the following: (i) a provision providing for the full vesting and immediate payout to all WROC participants in order to eliminate these employees from the SERP; (ii) modifications to achieve consistency for the retirement contribution methodology under the SERP and the regular contribution methodology under the SERP, including by calculating the offset to the Company’s contribution under both (a) without regard to participant contributions in excess of the contribution level required to obtain the maximum Company contribution available under the Company’s registered pension plan, and (b) without requiring a participant to maximize the available match in the Company’s registered pension plan for the Company’s officers; (iii) modifications to change the timing of distributions upon an employee’s termination from the Company; and (iv) a modification to effectively transfer sponsorship and administration responsibility for the SERP to TDL, which is also the subject of a separate transfer and release agreement.
The SERP, the first amendment to the SERP, described above, and the transfer and release agreement are attached hereto as Exhibit 10.
Item 7.01 Regulation FD Disclosure.
On October 5, 2006, the Company issued a press release announcing its third quarter preliminary sales results and disclosing other information. A copy of this press release is attached hereto as Exhibit 99.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
Exhibit 10 – Wendy’s Restaurants of Canada Inc. & The TDL Group Ltd. Supplementary Retirement Plan, First Amendment to the Wendy’s Restaurants of Canada Inc. & The TDL Group Ltd. Supplementary Retirement Plan, and the Transfer and Release Agreement by and between Wendy’s International, Inc., The TDL Group Corp., Wendy’s Restaurants of Canada Inc., and BMO Trust Company

Exhibit 99 – Press release issued by the Company dated October 5, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.
	By:	/s/ Donald B. Schroeder
Donald B. Schroeder, Executive
Date October 5, 2006		Vice President and Secretary